UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2007

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8201

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	On January 31, 2007, Aspen Insurance Holdings Limited announced that Julian Avery will not stand for reelection as a director of the Company. With effect from the next Annual General Meeting, he will no longer serve as a director of the Company.

Section 7 — Regulation FD

Item 7.01    Regulation FD Disclosure

The press release dated January 31, 2007 announcing that Julian Avery will not stand for reelection as a director of Aspen Insurance Holdings Limited is attached as Exhibit 99.1.

Section 9.    Financial Statements and Exhibits

Item 9.01-    Financial Statements and Exhibits

(c)	The following exhibit is furnished under Item 7.01 as part of this report:

99.1	Press Release of the Registrant, dated January 31, 2007.

The information furnished under Item 7.01 ‘‘Regulation FD Disclosure’’ shall not be deemed ‘‘filed’’ for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED
(Registrant)
Dated: January 31, 2007	By:	/s/ Julian Cusack
Name: Julian Cusack
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of the Registrant, dated January 31, 2007.